SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                          Filed by the Registrant [xx]
                 Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:
        [X ] Preliminary Proxy Statement [ ] Confidential, for Use of the
               Commission Only (as permitted by Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                 [ ] Soliciting Material Pursuant to Rule 14a-12

                               R-TEC HOLDING, INC.
                               -------------------
                (Name of Registrant as Specified In Its Charter)

          -----------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [xx] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

          -----------------------------------------------------------
2) Aggregate number of securities to which transaction applies:
          -----------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          -----------------------------------------------------------
4) Proposed maximum aggregate value of transaction:
          -----------------------------------------------------------
5) Total fee paid:
          -----------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
          -----------------------------------------------------------

2) Form, Schedule or Registration Statement No.:
          -----------------------------------------------------------

3) Filing Party:  L. Gary Davis, CPA
          -----------------------------------------------------------

4) Date Filed:
          -----------------------------------------------------------

                               R-TEC HOLDING INC.
                             287 N. MAPLE GROVE ROAD
                               BOISE, IDAHO 83704


Dear  Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of R-Tec Holding Inc. The annual meeting will be held on Monday, December 13, 2004, at the Hilton Garden Inn, 7699 W. Spectrum Street Boise, Idaho 83709, at 10:00 a.m. local time, for the following purposes, as more fully described in the attached Proxy Statement.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

We hope to see you at the meeting.

                                        Sincerely,


                                        Faris McMullin
                                        President, Chief Executive and Chairman
                                        of the Board


November 15, 2004

                               R-TEC HOLDING INC.
                             287 N. MAPLE GROVE ROAD
                               BOISE, IDAHO 83704

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 13, 2004

     NOTICE IS HEREBY GIVEN, that an Annual Meeting of Shareholders (the "Annual
                                                                          ------
Meeting") of R-Tec Holding Inc. (the "Company") will be held on Monday, December
-------                               -------
13, 2004, at the Hilton Garden Inn, 7699 W. Spectrum Street Boise, Idaho 83709, at 10:00 a.m. local time, for the following purposes, as more fully described in the attached Proxy Statement:

     (1) To elect three members of the Board of Directors of the Company to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

     (2) To approve a proposal to amend the Articles of Incorporation to increase the authorized common stock from 60,000,000 to 250,000,000 shares;

     (3) To approve a 10:1 reverse stock split of the Company's voting common stock

     (4) To ratify the appointment of HJ & Associates LLC as the Company's independent auditors for the fiscal year ending December 31, 2004; and

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 15, 2004, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the Offices of the Company, 287 N. Maple Grove Road, Boise, Idaho 83704.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

                                    IMPORTANT

     You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

     By Order of the Board of Directors,


                                        Faris McMullin
                                        President, Chief Executive and Chairman
                                        of the Board


November  15,  2004

                               R-TEC HOLDING INC.
                             287 N. MAPLE GROVE ROAD
                               BOISE, IDAHO 83704
                            _________________________

                                 PROXY STATEMENT
                                NOVEMBER 15, 2004
                            _________________________

     This proxy statement contains information related to the annual meeting of shareholders of R-Tec Holding Inc. The annual meeting will be held on Monday, December 13, 2004, at the Hilton Garden Inn, 7699 W. Spectrum Street Boise, Idaho 83709, at 10:00 a.m. local time, and at any postponements or adjournments thereof. The Company is making this proxy solicitation.


                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, which relates to the election of directors, the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock to 250,000,000 shares, to approve a reverse stock split of 10:1 of the common stock, and to ratify the appointment of HJ & Associates L.L.C., as the Company's independent auditors for the fiscal year ending December 31, 2004.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record on the close of business on the record date, November 15, 2004, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class.

DESCRIPTION OF CAPITAL STOCK       NUMBER OF VOTES               TOTAL VOTES
---------------------------------  ----------------------------  -----------
Common Stock                       One Vote Per Share             52,064,548

WHO CAN ATTEND THE ANNUAL MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 10:00 a.m., and seating will begin at 10:45 a.m., and the meeting will commence at 11:00a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, the shareholders held a total of 52,064,548 votes. As such, holders of at least 26,032,274 shares (i.e., a majority) must be present at the
                                        ---
meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

     If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board recommends a vote:

     -    FOR  the  election  of  the nominated slate of directors (see page 9);

     - FOR the approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock to 250,000,000 shares (see page 12);

     - FOR the approval of a 10:1 reverse stock split on the common shares (see page 15);

     - FOR the approval to ratify the appointment of HJ & Associates L.L.C., as the Company's independent auditors for the fiscal year ending December 31, 2004

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS AND SELECTION OF INDEPENDENT ACCOUNTANTS. The affirmative vote of a plurality of the votes cast at the meeting (regardless of the class or series of stock held) is required for the election of directors and the selection of the independent accounts. This means that the five nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

     INCREASE IN AUTHORIZED SHARES. For the approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock to 250,000,000 shares and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares present at the meeting at which a quorum exists will be required for approval. A properly executed proxy marked "Abstain" with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

     The following table shows how many shares of Common Stock were beneficially owned as December 31, 2003, except for Faris McMullin who was updated through November 12, 2004, by certain stockholders and each of our directors and executive officers as a group.

BENEFICIAL OWNERS WHO OWN MORE THAN FIVE PERCENT (5%)                        %
  OR MORE OF THE COMPANY'S COMMON STOCK                         COMMON     COMMON
L. William Glazier
   121 Tyson Dr.                                                 250,000    1.09%
   Cottage Grove, OR 97424

Ronald J. Tolman
   2326 Bruins Avenue                                            694,340    3.03%
   Boise, Idaho 83704

More than five percent
Shareholders as a group.                                         944,340    4.13%
(2 persons)

(b)  DIRECTORS AND EXECUTIVE OFFICERS

Faris McMullin (1)(2)(10)
   287 N. Maple Grove Road                                    21,946,080    42.0%
   Boise, Idaho 83704
Gary A. Clayton (3)
   1471 E. Commercial Ave                                      4,160,659   18.19%
   Meridian, Idaho 83642

Douglas G. Hastings (2)(4)
   1471 E. Commercial Ave                                      4,160,657   18.19%
   Meridian, Idaho 83642

Rulon L. Tolman (5)
   7213 Potomac Drive                                          1,009,250    4.41%
   Boise, Idaho 83704

David R. Stewart (6)
   9486 Fairview Ave                                             103,490    0.45%
   Boise, Idaho

Michael T. Montgomery (1)(7)
   3072 Maywood Ave.                                             115,000    0.50%
   Boise, Idaho 83704

Robert C. Montgomery (8)(11)
   2160 S. Twin Rapid Way                                        254,876    1.11%
   Boise, Idaho 83709

All Officers and Directors
  as a Group (6 persons)                                      31,750,012   42.85%

Total Shares Issued and Outstanding as of 11/12/04 include:   52,064,548


     (1)  These individuals are the executive officers of the Company.

     (2)  These individuals are the directors of the Company.

     (3) The beneficial ownership of Gary A. Clayton includes 100,000 options by grant.

     (4) The beneficial ownership of Douglas G. Hastings includes 100,000 options by grant.

     (5) The beneficial ownership of Rulon L. Tolman includes 115,000 options by grant.

     (6) The beneficial ownership of David R. Stewart includes 37,500 options by grant.

     (7) The beneficial ownership of Michael T. Montgomery includes 100,000 options by grant.

     (8) The beneficial ownership of Robert C. Montgomery includes 37,500 options by grant.

     (9) If converted to Common Stock at the present conversion ratio, the Preferred Stock would represent approximately 13.93 % of the after-conversion issued and outstanding common stock.

     (10) Faris McMullin received the transfer of his shares on November 12, 2004 as a partial fulfillment of the share purchase agreement.

     (11) Robert C. Montgomery is no longer an officer of the Company.

Note:  All preferred stock was retired and converted to common stock in 2004.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts of which reporting persons are trustees. The Company is required to disclose each reporting person whom it knows has failed to file any required reports under Section 16 on a timely basis. Based solely upon a review of copies of Section 16 reports furnished to the Company for the year ended December 31, 2003, the Company finds the following information is appropriately disclosed:
None of the officers, directors and 10% shareholders filed Form 4 during the year or Form 5 for calendar year 2003.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The following three persons have been nominated by the Board of Directors for election at this annual meeting to hold office until the next annual meeting and the election of their successors.

     Director nominees standing for election to serve until the Annual Meeting in 2005 are:

                                                                DIRECTOR
                                                                --------
NAME               AGE     POSITION WITH COMPANY     RESIDENCE  SINCE
-----------------  ---  ---------------------------  ---------  -----
Faris McMullin      58  Director, President and CEO  Boise, ID      2004
Clyde B. Crandall   55  Director                     Boise, ID      2004
L. Gary Davis       51  Director                     Boise, ID      2004

FARIS  MCMULLIN
---------------

     Mr. McMullin was appointed as the Company's president, chief executive officer, and chairman of the board in September 2004. He had been serving as a consultant to the Company for several months prior to his executive office appointment. Mr. McMullin is a Boise-based serial entrepreneur and inventor, holding 32 patents, with several more in process. He also owns ConectL Corporation, a maker of connectivity products, and has co-founded several other companies.

CLYDE  B.  CRANDALL
-------------------

     On June 14, 2004, Clyde B. Crandall was nominated and elected to fill the currently vacant seat on the Board of Directors of R-Tec Holding, Inc., and to serve on the Board of Directors of the Company until the next regularly scheduled annual meeting of the Shareholders of the Corporation. Mr. Crandall was also nominated and elected to serve as the chair of the Company's Audit Committee. Mr. Crandall has extensive experience in audit procedures, tax planning, design and implementation of accounting and reporting systems for proprietary as well as non-profit organizations. He is a graduate of Brigham Young University, a Certified Public Accountant, and principal in the firm of Crandall, Swenson & Gleason, Chtd., located in Boise, Idaho.

L.  GARY  DAVIS
---------------

     Mr. Davis was recently engaged by the Company as a financial consultant and has over 17 years experience as a Chief Financial Officer and Controller in publicly traded and Fortune 500 companies. He is a graduate from Boise State University and the State University of New York and is an active Certified Public Accountant. His experience includes positive results in business development, generating working capital, source financing, financial forecasting, and proprietary budgeting. Gary is a results-oriented negotiator in contract development and settlements, with extensive background in compliance and regulations of the U.S. Securities and Exchange Commission.

OTHER  CHANGES  IN  DIRECTORS  AND  OFFICERS
--------------------------------------------

     David R. Stewart resigned as a member of the Company's board of directors effective September 30, 2003.

     Gary A. Clayton resigned as a member of the Company's board of directors and VP of Engineering effective January 19, 2004.

     Marc C. Miller was appointed as a member of the Company's board of directors effective February 2, 2004, and was rescinded by the board of directors effective April 2, 2004.

     Douglas G. Hastings resigned as the Company's President and Chief Executive Officer effective December 3, 2003. Mr. Hastings continued as a director, but will not stand for reelection for fiscal year 2004-2005.

     Faris McMullin was appointed President, Chief Executive Officer and Chairman of the Board on October 1, 2004.

     Rulon L. Tolman was a director but will not stand for reelection in fiscal year 2004-2005.

     Michael T. Montgomery was the Interim President and Chief Executive Officer from January 1, 2004 and continued to serve also as Treasurer, Chief Financial Officer, and VP of Finance until October 1, 2004, when he was appointed as the Chief Operating Officer.

               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES.

     During the year ended December 31, 2003, the Board of Directors held four meetings, and three were consent to meeting minutes, and several informal telephone conference meetings. All of the directors attended at least 75% of the meetings of the Board. The members of the Board of Directors serve as the Executive Committee and Nominating Committee. The Compensation Committee members are Messrs. Faris McMullin and Clyde B. Crandall.

The Nominating Committee met once during 2003, recommending the three directors stand for election at the annual shareholders meeting in 2004.

The member of the Audit Committee is currently Mr. Clyde B. Crandall, who was appointed as chairman of the Audit Committee in June 2004. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the results when it is completed. The Committee reviews the services provided by the Company's independent auditors and their fees. The Committee meets with the Company's financial officers to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors. The Audit Committee meets at least quarterly to review the financial results, discuss the financial statements and make recommendations to the Board. Other items of discussion include the independent auditors' recommendations for internal controls, adequacy of staff, and management's performance concerning audit and financial controls. The Audit Committee met 4 times in 2003.

The Compensation Committee met once in 2003, for 2003, approval and issuance of stock options to Company employees and Board members. This stock option issuance is accounted for as fiscal year 2003, ending December 31, 2003.

DIRECTORS' COMPENSATION
-----------------------

     During fiscal year 2003, and 2004, the Board members served without direct compensation.

                    MANAGEMENT REMUNERATIONS AND TRANSACTIONS

COMPENSATION  OF  EXECUTIVE  OFFICERS
-------------------------------------

     The  following are the executive officers (named executive officers) of the
Company:

NAME                   AGE    POSITION WITH COMPANY, PRINCIPAL OCCUPATION
---------------------  ---  ---------------------------------------------
Faris McMullin          58  Director, Chairman, Chief Executive Officer and
                            President since October 2004

Michael T. Montgomery   48  Chief Operating Officer

                       CORPORATE GOVERNANCE RESPONSIBILITY

The Board of Directors is ultimately responsible for the Company's corporate governance. Good corporate governance ensures that the Company complies with federal securities laws and regulations, including those promulgated under the Sarbanes-Oxley Act of 2002. The Board of Directors has adopted a Code of Ethics for the Chief Executive Officer and Chief Operating Officer. The Code of Ethics is attached as Exhibit A.


                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee members are Messrs. McMullin and Crandall. They are responsible for developing and making decisions with respect to the Company's executive compensation policies. For the upcoming fiscal year 2004, the Committee also intends to review and approve the Company's compensation and benefit plans and continue to administer the key employee and executive officer Stock Option Plan.

The Company believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

1. Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.

2. Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.

3. Executive compensation programs should reflect and promote the Company's overall value, business growth and reward individuals for outstanding contributions to the Company.

4. Short and long term executive compensation are critical factors in attracting and retaining well-qualified executives.

BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. The Compensation Committee also considers (i) the performance of the Company and contributing roles of the individual executive officers, (ii) the particular executive officer's specific experience and responsibilities, and (iii) the performance of each executive officer, and (iv) it should be noted as indicated in the Summary Compensation Table above that the executive officers received a portion of their salary and the balance was deferred. The base salaries for 2003, were established by the Committee at levels believed to be at or somewhat below competitive amounts paid to executives of companies in the manufacturing industry with comparable qualifications, experience and responsibilities. During 2003, Douglas Hastings, the Chief Executive Officer of the Company, received a base salary of $71,805, and 500,000 stock options, which the Committee believes to be below average for the base salary of chief executive officers with comparable qualifications, experience and responsibilities of other companies in the manufacturing industry. The base salary of Michael T. Montgomery was $64,800 and is also below the industry average for his appointment as interim President, Chief Executive Officer and then Chief Operating Officer. The executive officers, Douglas Hastings prior Chief Executive Officer, and Michael Montgomery current Chief Operating Officer, both have reduced salaries respectively for 2004, in an effort to assist the Company meet its cash flow requirements and to help reduce the Company's liabilities. Additionally in the same effort to assist in cash flow Faris McMullin, current President and Chief Executive Officer takes no direct compensation. No other executive compensation or forms of compensation, short or long term apply and are required to be disclosed as required by Reg. S-B 228.402 (Item 402).

     The Company does not provide any retirement, pension, or 401(k) plan for any employees, except for a Simple IRA.

ANNUAL INCENTIVES -- The bonus program provided for no bonuses in 2003. The Compensation Committee has not yet approved a management bonus plan for 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Douglas G. Hastings is married to Rena Clayton Hastings, a sister of Gary A. Clayton. The Company does not have any transactions involving certain relationships in excess of $60,000.


BOARD RECOMMENDATION

     The Board of Directors recommends a vote FOR the adoption of the proposal #1, electing the nominated slate of directors


           PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     The Company currently has 60,000,000 shares of authorized common stock, and 5,000,000 shares of authorized preferred stock. The Board of Directors has approved an amendment to the Certificate which would allow the total number of shares of all classes of stock to be 255,000,000 and divides that between 250,000,000 shares of common stock no par value and 5,000,000 of preferred stock par value $.23437 per share. This amendment would increase the present number of authorized common shares from 60,000,000 to 250,000,000.

     The following is the text of the proposed amendment to Article VI (Sixth) to the Company's Restated Articles of Incorporation as follows:

     The total number of shares that the corporation is authorized to issue is two hundred fifty-five million (255,000,000), of which two hundred fifty million (250,000,000) shares of no par value each shall be designated common stock and of which five million (5,000,000) shares at the par value of $.23437 per share and is designated "Series "A" Convertible Preferred". The remaining one or more series shall consist of such number of shares and shall be designated as the Board of Directors shall determine into classes, series, and preferences, limitations, restrictions and relative rights of each class or series of Preferred Stock as authorized in Sec.30-1-602 of the Idaho Business Corporation Act.

VOTE  REQUIRED

     The affirmative vote of the majority of the outstanding shares of common stock is required to approve the amendment. If approved, no further stockholder approval would be required to issue shares of either common stock or preferred stock.

PURPOSES  AND  EFFECTS  OF  THE  AMENDMENT

     The Company is in the process of expanding its current operations. It has begun to make investments in the current equipment and expand where needed, as well as increasing the marketing plan to catalog and standardize parts to quickly service the customer's needs.

     Efforts have already begun to explore new product lines so that the Company will become more horizontally integrated in the market for complete systems testing. The future expansions will include products such as: sockets with spring probes, handler change kits, and more robust products for production testing and burn-in testing.

     In order for the Company to be successful there will need to be a complete restructuring and a change in posture to become a lower cost total solution provider to the larger computer chip manufacturing companies. The socket manufacturing industry is very saturated with small operations, and none have been able to meet the demands of the larger chip producers. R-Tec has made changes in management, and may have found investment capital through a group of investors to expand on current and future resources to develop the underutilized assets that the

Company already has available and become a larger more profitable company. Management believes this will be a multiple step process, with each step taking approximately one year, and each year will bring the Company more revenue and continued growth. While the Company cannot provide any reasonable assurance it will be successful in this plan, it has entered into a share purchase investment agreement.

     The terms of the share purchase agreement dated September 22, 2004, provides for a change in ownership that effectively allows the Investor up to 49% ownership of the Company and that while the Company needs working capital, and additional financing in order to continue the business the Investor will provide such financing and capital, which the Investor has agreed to provide on the terms and conditions contained in the agreement. On November 12, 2004, 21,946,080 common shares were transferred in partial satisfaction of the share purchase agreement.

     The Investor covenants and agrees, as of the Closing Date, to purchase from the Company that number of shares and warrants in the capital stock of R-Tec Holding, Inc., that will result in the Investor holding, in the aggregate, all of the authorized and unissued common shares and a sufficient number of preferred shares for Investor to have voting rights of not less than forty nine percent (49%) of all shares able to vote on any matter coming before the shareholders of the Company, with options to purchase shares three years and one week from the Effective Date of the Agreement preferred shares equal to an additional two percent (2%) of the total shares able to vote on any matter coming before the shareholders of the Company (the "Share Acquisition") in exchange for One Million (1,000,000) shares or ten percent (10%) of CONECTL stock. Faris McMullin, Michael McMullin, and Clyde B. Crandall shall allocate their respective ownership interests and their contributions of shares of CONECTL stock in the manner selected by them, warranting that an aggregate contribution of One Million (1,000,000) shares of CONECTL stock will be transferred to R-TEC upon closing. Therefore, with the share purchase agreement and intentions to grow the Company, the Board of Directors believes that it needs additional shares authorized in order to carry the Company forward in a positive business fashion and raise the capital required to expand operations.

     Stockholders of the Company have no preemptive rights with respect to additional shares being authorized.

     Except as described above, the Company is not considering any financing transactions, acquisitions or other corporate purposes to issue or to increase shares of authorized common stock.


                          DESCRIPTION OF CAPITAL STOCK

     The Company currently has registered capital stock with authority to issue: sixty-five million (65,000,000), of which sixty million (60,000,000) shares are no par value each are designated common stock and of which five million (5,000,000) shares at the par value of $.23437 are designated preferred stock.

COMMON  STOCK

     The Company has registered common stock, as no par value per share, voting rights of one vote per share, with no preemptive rights, non-cumulative, and no redemption or liquidations. There are currently 60,000,000 shares authorized, and 30,118,468 shares issued and outstanding.

PREFERRED

     The  Company  currently  has  no  issued or outstanding shares of Preferred
Stock.

WARRANTS

     The Company has no issued or outstanding warrants.

DEBENTURES

     None

OPTIONS

     Effective December 12, 2000, the Board of Directors of Company adopted a stock option plan which allows for the grant of options for up to 2,000,000 shares of the Company's Common Stock to officers, directors or key employees of the Company, consultants of the Company or employees of companies that do business with the Company. The plan allows for granting incentive stock options to employees and non-qualified stock options to all other parties. The plan provides for the options to be granted on incentive stock options at a price equal to the market price of the stock and at a price of not less than 85% of the market price of the stock for non-qualified stock options. The plan further allows for the option period to not exceed five years for the incentive stock options and not to exceed ten years for the non-qualified stock options.

TRANSFER AGENT

     The Transfer Agent is Computershare Trust Company, Inc., 350 Indiana St., Suite 800, Golden, CO 80401, Phone 303-262-0600

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION

     AUTHORIZED AND UNISSUED STOCK. Authorized but unissued shares of common stock would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires at that time. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

     The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors at that time to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.

BOARD RECOMMENDATION

     The Board of Directors recommends a vote FOR the adoption of the proposal #2, to amend the certificate to increase the authorized common stock.

               PROPOSAL 3 - TO APPROVE A 10:1 REVERSE STOCK SPLIT

     The Company has registered common stock, as no par value per share, voting rights of one vote per share, with no preemptive rights, non-cumulative, and no redemption or liquidations. There are currently 60,000,000 shares authorized, and 52,064,548 shares issued and outstanding. With the approval of Proposal #2 herein the total number of authorized shares will increase to two hundred fifty million (250,000,000) shares of no par value each shall be designated common stock. The directors are of the opinion that the reverse split of the stock is a necessary prerequisite to a successful round of equity funding. The current share price is exceedingly low, making a successful equity offering unlikely.

     This proposal will allow for a 10:1 reverse stock split to be effected at the direction of the Board of Directors.

BOARD  RECOMMENDATION

     The Board of Directors recommends that stockholders vote FOR the adoption of the proposal #3, to have a 10:1 reverse stock split approved and put into effect at the direction of the Board of Directors. Proposal #3 will be adopted if a majority of the outstanding common stock represented at the Meeting is voted in favor.

             PROPOSAL 4 - RATIFICATION OF THE SELECTION OF AUDITORS

AUDIT  COMMITTEE  REPORT  AND  PAYMENT  OF  FEES  TO  AUDITOR

     The Audit Committee of the Company is responsible for assisting the Board in monitoring the integrity of the financial statements of the Company. Management is responsible for the Company's internal controls and the financial reporting process. The external auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibility is to monitor and oversee these processes. As part of its activities, the committee:

1. reviewed and discussed with management the audited financial statements of the Company;

2. discussed with the independent auditors the matters required to be communicated under Statement and Auditing Standards No. 61 (Communications with Audit Committees);

3. received the written disclosures and letter from the independent auditors required by Independent Standards Board Standard No. 1 (Independent's Discussion with Audit Committee); and

4.   discussed  with  independent  auditors  their  independence.

5. appointed new independent auditors, HJ & Associates, L.L.C., effective October 25, 2004

     Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements of the Company for the year end of December 31, 2004, be included in the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission.

     The Audit Committee of the Company, which has not yet adopted a charter, consists of the following members:

     -    Clyde  B.  Crandall,  Chairman

AUDIT  FEES

     The aggregate fees billed to us by the predecessor auditor Balukoff Lindstrom & Co. PA, for the audit of our financial statements and all amendments for the fiscal years ended December 31,2003, and for reviews of financial statements included in our quarterly reports on Form 10-QSB and amendments thereto, for the fiscal years 2003, were $51,020. There were no other services performed by Balukoff Lindstrom & Co. PA, for the Company, except for $625 of fees other than audit.

     The Audit Committee of the Board of Directors has appointed, HJ & Associates, L.L.C. as independent auditors to audit the financial statements of the Company for the year ended December 31, 2004. Representatives of HJ & Associates, L.L.C., are expected to be present at the Annual Meeting and will be available to answer questions and will have the opportunity to make a statement if they desire to do so.

     While not required to do so, the Board of Directors has submitted the selection of HJ & Associates, L.L.C., to serve as our external auditors for the fiscal year ending December 31, 2004, for ratification or to ascertain the views of the stockholders on this appointment.

BOARD  RECOMMENDATION

     The Board of Directors recommends that you vote FOR the adoption of the proposal #4, to ratify the selection of HJ & Associates, L.L.C., as the independent auditors of the Company for the fiscal year ending December 31, 2004. Proxies will be voted FOR ratified this selection unless otherwise specified.

                                  OTHER MATTERS

     As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

PROPOSALS OF SHAREHOLDERS FOR THE NEXT ANNUAL MEETING. Proposals of shareholders intended for presentation at the 2005 annual meeting must be received by R-Tec Holding, Inc. at our principal executive offices at 287 N.
Maple Grove Road, Boise, Idaho 83704, Attn: Corporate Secretary, on or before December 15, 2004, in order to be included in the proxy statement and form of proxy for that meeting. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of a shareholder proposal in Company sponsored proxy materials.

PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is on Form 10-KSB for the year ended December 31, 2003. A copy of the Annual Report may be obtained without charge by writing to the Company at 287 N. Maple Grove Road, Boise, Idaho 83704, Attn: Corporate Secretary, or by telephone request to (208) 887-0953

VOTING BY PROXIES. A properly executed proxy will be voted in accordance with its terms. Unless you indicate otherwise, the Proxy Card will be voted FOR the election of directors to serve as indicated, FOR the approval of the proposal to amend the Articles of Incorporation to increase the authorized common stock, FOR the approval of the Board of Directors to effect a 10:1 reverse common stock split, FOR the ratification of HJ & Associates, L.L.C as the Company's independent accountants, and in the discretion of the proxy for any other proposal that may properly come before the meeting. A proxy may be revoked at any time before it is voted.

                                        BY ORDER OF THE BOARD OF DIRECTORS


Boise, Idaho                            Faris  McMullin
November 15, 2004                       President, Chief Executive Officer and
                                        Chairman of the Board

                                    EXHIBIT A
                                    ---------

                               R-TEC HOLDING, INC.
     CODE OF ETHICS FOR PRESIDENT AND CHIEF EXECUTIVE OFFICER, CHIEF OPERATING
                              OFFICER AND SECRETARY

The Company's Board of Directors has adopted the following Code of Ethics for its President and Chief Executive Officer, Chief Operating Officer and Secretary ("the Executives").

To the best of their knowledge and ability, the Executives shall:

1. Act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.  Comply  with  applicable  governmental  laws,  rules  and  regulations;

3. Promote the prompt internal reporting of violations of this Code of Ethics to the Audit Committee or the Board of Directors;

4. Respect the confidentiality of information acquired in the course of employment;

5. Proactively promote ethical and honest behavior within the Company and its consolidated subsidiaries.

6. The Executives are responsible for full, fair, accurate, timely and understandable financial disclosure in reports and documents filed by the Company with the Securities and Exchange Commission and in other public communications made by the Company. The Company's accounting records must be maintained in accordance with all applicable laws and standards, must be proper, supported and classified, and must not contain any false or misleading entries.

7. The Executives are responsible for the Company's system of internal financial controls. The Executives shall promptly bring to the attention of the Audit Committee of the Board of Directors any information the Executives may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

8. The Executives may not compete with the Company. The Executives shall promptly bring to the attention of the Board of Directors and the Audit Committee any information the Executives may have concerning any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

9. The Company is committed to complying with both the letter and the spirit of all applicable laws, rules and regulations. The Executives shall promptly bring to the attention of the Board of Directors and the Audit Committee any information the Executives may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company or its employees or agents.

10. The Executives shall promptly bring to the attention of the Board of Directors and the Audit Committee any information the Executives may have concerning any violation of this Code of Ethics. The Board of Directors may determine, or designate appropriate persons to determine, appropriate additional disciplinary or other actions to be taken in the event of violations of this Code of Ethics by the Company's President and Chief Executive Officer, Chief Operating Officer and Secretary.

AGREED  AND  ACKNOWLEDGED


______________________________________________          ________________

Faris McMullin, President and                           Date
Chief Executive Officer



______________________________________________          ________________

Michael T. Montgomery, Chief Operating Officer          Date



______________________________________________          ________________

Ann  Marie  Baird,  Secretary                           Date

                                                                     Please mark
                                                                   your votes as
                                                                    indicated in
                                                                    this example

                                                                             [X]

1. Election of Directors (to withhold authority to vote for any individual members, strike a line through the members name in the list below)

FOR all nominees listed to the right (except as marked to the contrary)
WITHHOLD AUTHORITY
to vote for all nominees    Faris McMullin    Clyde B. Crandall    L. Gary Davis
listed to the right

               FOR     [ ]         AGAINST     [ ]          ABSTAIN     [ ]

2. To approve a proposal to amend the Certificate of Incorporation to increase the authorized Common Stock to 250,000,000 shares

               FOR     [ ]         AGAINST     [ ]          ABSTAIN     [ ]

3. To approve a 10:1 reverse stock split at the direction of the Board of Directors

               FOR     [ ]         AGAINST     [ ]          ABSTAIN     [ ]

4. To ratify the appointment of HJ & Associates, L.L.C., as the Company's independent auditors for the fiscal year ending December 31, 2004

               FOR     [ ]         AGAINST     [ ]          ABSTAIN     [ ]


5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

In their discretion, the proxies are authorized to vote upon such other matters as come before the meeting.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, and administrators should sign in their official capacity, giving their title as such. Partnerships should sign in the partnership name by the authorized person(s).

The undersigned acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting, the Proxy Statement and Annual Report accompany the same, each dated December 6, 2004.



     ___________________________________  ______________________________________
     SIGNATURE OF STOCKHOLDER               SIGNATURE IF HELD JOINTLY


     Date_________________________, 2004

                               R-TEC HOLDING, INC.
                        THIS PROXY IS SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, hereby revoking all prior proxies, hereby appoints Faris McMullin and Clyde B. Crandall and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of R-TEC HOLDING, INC., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of R-TEC HOLDING, INC., to be held on December 13, 2004, and at any adjournment(s) thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1-4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.